The Regulatory and Political Landscape

Entergy 2002 Analyst Meeting

Curt Hébert

Executive Vice President External Affairs

June 14, 2002

Entergy

Discussion Outline

- Federal Regulatory Issues
- RTO Progress
- Indian Point Campaign
- Summary

FERC: Evolution of Market Design

Regulation Trilogy

1996 | 1998 | 2000 | 2002 | 2004

ORDER 888 - Open Access

- Required utilities to live by same tariff structure as non-affiliates
- Required development of OASIS system for broad information access
- Required separation of transmission from wholesale generating/ marketing to prevent affiliate abuse

ORDER 2000 - RTOs

- Set forth minimum characteristics and functions for RTOs
- Set forth view that regional, independent RTOs would foster competitive electric markets
- Did not mandate RTO participation but encouraged through incentives
- FERC began mandating compliance with Order as a condition of merger approval

Standard Market Design

- Single "Network Access Service" tariff brings together retail and wholesale
- New transmission service combines flexibility of network service with reassignment rights of point-to-point service
- Mandates LMP
- Proposes day-ahead and real-time bid-based markets
- Mitigates market power

FERC's Standard Market Design Is Developing Consistent with Entergy's POV

Standard Market Design

FERC's Perspective

- Single "Network Access Service" tariff that brings together retail and wholesale
- New transmission service combines flexibility of network service with reassignment rights of point-to-point service
- Mandated LMP
- Day-ahead and real-time bid-based markets
- Market power should be mitigated

Entergy's POV

- A Pricing Policy should be adopted that ensures the grid is used and expanded efficiently
- Locational marginal pricing creates the price signals for efficient dispatch and investment
- Participant funding aligns costs and benefits

California Crisis: "Burning Platform" for Policy Change



COB Power Price
$/MWh
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300
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0
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
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Mar-01
Jun-01
Sep-01
Dec-01
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June '99 SG&E deregulates, lifts price caps (retail rates frozen at '97 levels)
May '00 Supply crisis begins, First Stage alert issued by CA ISO
June '00 Largest planned blackout in CA since WW II
December '00 Spot prices spike to $3,000/MWh
December '00 Sec. of Energy orders suppliers to sell power at "just and reasonable" rates
April '01 PG&E files for bankruptcy
May '01 FERC begins hearings on allegations of price fixing
April '02 FERC announces formal hearings to review market power issues in CA supply contracts
May '02 FERC orders marketers to file trading details

Source: Bloomberg

CA Crisis: Possible Actions & Implications

Status Quo?

- Continuation of existing FERC process to review pricing and market power issues through hearings

Implications for Industry

- Least burdensome with regard to compliance
- Lessens the likelihood of purely political outcomes
- Does not inhibit fair business practices exercised by most players

New FERC Rules?

- Additional proactive compliance regulations
- Code of conduct rules for affiliates
- Reporting requirements for traders
- Soft price caps

Implications:

- Added layer and costs of reporting requirements
- Merchants gain some advantages
- Increased transparency in traders' positions - profits squeezed
- Pricing restrictions potentially reduce some market liquidity

Other Federal Intervention?

- Broadened SEC reporting requirements and authority
- Tougher antitrust legislation
- New federal mandates relative to disclosure and transaction detail

Implications:

- Additional compliance costs
- Fewer players willing to engage
- Market intelligence dissipates as a competitive advantage

The SeTrans RTO Is Well Connected

- 74,500 MW of generation
- 54,000 miles of transmission
- 309,000 square miles of territory
- $9.3 billion investment

SeTrans Territory



SeTrans Is Moving Toward Operations in 2003


Timeline
Actual
Projected
6/01
12/01
6/02
12/02
6/03
Entergy joins group to form SeTrans
Advisory committee formed, preliminary FERC filings completed
Entergy ITC/RTO filings with retail regulators
Entergy/Southern/Cleco filing at FERC
SEC filing completed
FERC Order on SMD and Tariff
Final FERC approval
Retail Regulatory approval
Final SEC approval
RTO operational

SeTrans: Will It Happen? Entergy's POV

What's Happened

- Supreme Court opinion in 888 appeal clarified FERC authority over retail unbundled and bundled rates
- FERC has extended its "rolled in" policy for interconnection facilities issues

What Must Happen

- There must be an adequate showing that the benefits outweigh the costs of a Southeast RTO
- Participant funding is emerging as a critical component to obtaining retail regulatory approval

Entergy's POV

- FERC is increasingly recognizing the role that participant funding plays in the view of state regulators
- Optimistic that cost/benefits study will show positive results

Indian Point: Players Have Varying Agendas

Who	*What*	*Agenda*
RIVERKEEPER	• Founded in early '80s as a public advocate to protect Hudson River • One of 70 citizens' advocacy groups focused on U.S. rivers • Robert F. Kennedy Jr. is V.P. and chief prosecuting attorney	• Using fight against Indian Point as a new fundraising source • Active in local, state and federal arenas against a range of gov't bodies and corporations
	• Constitute majority of politicians opposed to Indian Point • However, strongest supporter at state level is a Democrat	• Using 9/11 fear in attempt to regain leadership position • Some argue for federalized security and broadened evacuation zone
	• Governor is Republican and IP supporter, but state is dominated by Democrats • Fewer than 1 in 5 supporters of shutdown are Republican	• Politics motivate positioning • May not take a firm stand or may take both sides depending on audience (similar for Democrats)
	• Three key community constituencies - local citizens, employees, union	• Community support is strong, chief concern is emergency preparedness • Employees and union are speaking out in favor of IP's safety and value
UNITED STATES NUCLEAR REGULATORY COMMISSION	• Sole agency with authority to revoke IP license • Objectivity is fundamental to its authority	• Specific, fact-based concerns are well-documented • Public statements at times reflect pressure from elected officials

Indian Point: Public Support

Nuclear Reactors as Terrorist Targets

In the recent soul-searching over how best to protect ourselves against further terrorist attack... focused on the potent... tion's 103 nuclear pow... reactors at Indian Point... 35 miles north of Tim... River. ... quence and find ways to mitigate the consequences.

The New York Times

Square along the Hudson River. A group of environmentalists and public officials has petitioned the Nuclear Regulatory Commission to close down Indian Point until it can be made safe from terrorist attack. That seems an overreaction. A shutdown would deprive New Yorkers of a valuable source of electricity even as energy companies are scrambling to build *more* power plants to meet projected demand. Whatever threat is posed by terrorists can more sensibly be addressed by enhancing the ...

In recent months, Entergy has beefed up its own ... National Guard troops and state ... assigned to the plant, and Coast ...

EDITORIAL

Closing Indian Point Wouldn't Ease Terrorism Risk

May 10, 2002

Newsday.com

The possibility of a Sept. 11-type terrorist attack ... the Entergy Corp.'s two nuclear power plants at Indian Point, less than 30 miles up the Hudson from Manhattan, has ignited new demands that the plants be shut down for safety's sake. On balance, that's a bad idea: The cost of a shut-down - in lost electricity supplies, in the increased cost of power and in new air pollution from other

The Truth About Indian Point

The 300 protesters who packed a Westchester County public hearing the other night to demand that ... Point be shut down would have ... think they fear a terrorist attack ... nuclear power plant.

Don't believe it.

Both federal and state officials ... the plant is "extremely safe." They ... $3 million in post-9/11 security improvements — including the use of National ...

For one reason, and one reason only. And it has nothing to do with the ...

NEW YORK POST

CELEBRATING 200 YEARS

ONLY 50¢

METRO EDITION

... Indian Point anywhere near them, regardless of *how* safe. Sept. 11 has given

The Facts Support Indian Point as Safe, Secure, and Vital

SAFE

- Safety-first culture promotes critical self-assessment, rewards safe practices, encourages openness
- No agency responsible for public safety -- federal, state or local -- has suggested closure

SECURE

- Layered security, controlled access with multiple barricades to entry
- Security experts call IP the "best defended" industrial facility in U.S.

VITAL

__*WITHOUT INDIAN POINT:*__

$3.5 billion increase in power prices June 2002-2005



1,700 lost jobs



$34 million lost tax revenue



$
$

Likelihood of brownouts/blackouts increases five-fold



Indian Point: Managing the Issues

Who	*What Entergy Is Doing*
RIVERKEEPER	• Attending every forum where invited to make certain balanced information is presented • Publishing facts in both written and internet format to dispel misinformation
	• Accommodated more than 150 elected and other government officials for IP site visits • Presenting information at formal regulatory and governmental meetings at local and state levels • Utilizing local lobbying and letter-writing campaign to get out the true IP facts • Successfully articulating need for power in NYC, and the low cost and environmental benefits of IP
	• Grassroots campaign to educate community constituencies and local citizens on the facts about IP • Training employees and union members in communication techniques
UNITED STATES NUCLEAR REGULATORY COMMISSION	• Working closely with NRC public relations personnel to share information and offer insight into dealing with local media • Making operational improvements at the site as the best way to help the NRC in their public battle


safe.secure.vital.

Indian Point Energy Center

Take confidence in the security of Indian Point Energy Center.

Friday, May 10th, 2002

Welcome to safesecurevital.org

A Message from Michael Kansler,
Chief Operating Officer, Entergy Nuclear Northeast

Entergy Nuclear Northeast has prepared this website to serve as a reliable source of information regarding our Indian Point Energy Center in Buchanan, N.Y. On this website we present facts to show that the plants are operating **safely**, that they function under the highest levels of **security**, and that they are a **vital** part of New York's energy marketplace. We feel citizens should have access to **facts** so they can form opinions about Indian Point based on reason rather than emotion.

Emergency Planning

An emergency evacuation plan for the Indian Point Energy Center has been developed and certified by the counties of Westchester, Rockland, Orange and Putnam as well as New York State. It serves as a blueprint for evacuations for any cause, including natural disasters or man-made occurrences such as chemical spills. Although the plan is funded by Entergy under a requirement of the federal government, it is coordinated by emergency officials in each of the four counties. The evacuation plan is constantly being updated, improved and kept current with changing conditions.

Read more about Emergency Planning


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Summary - Regulatory and Political Landscape

Entergy is managing key events in the federal arena:

- FERC's standard market design is taking shape consistent with Entergy's POV
- Our exposure to California is minimal, so compliance with any federal mandates poses little risks
- SeTrans is well positioned for FERC approval, and we are actively managing all state regulatory issues
- Indian Point is a safe, secure and valuable asset, as our strong operating record continues to prove

Legislative Update - (Appendix)

Proposed Legislation	Description	Entergy's Position
Energy Bill		
PUHCA Repeal	Repeals 1935 Act and replaces it with provisions granting regulator review of records	Removes obstacles to non-utility investment; Entergy strongly supports
Participant Funding	Requires FERC to conduct rulemaking	Critical to state regulator support of RTOs; Entergy strongly supports
FERC Merger Authority	Requires FERC pre-approval for any utility merger exceeding $10 M and any holding company merger	Significant improvement over previous versions but still slows transaction completion; Entergy generally supports
Price-Anderson Renewal	Reauthorizes PA Act providing for liability and insurance payments related to certain nuclear incidents	Appropriate coverage is vital to our expanded nuclear fleet; Entergy strongly supports
Nuclear Decommissioning Trust	Remedies tax consequences of trust fund transfers	This provision is important to the transfer of nuclear assets between buyers and sellers; Entergy strongly supports

Legislative Update - (Appendix)

Proposed Legislation	*Description*	*Entergy's Position*
Energy Bill - continued		
Transmission Tax Relief	Mitigates tax consequences of asset divestiture under FERC Order 2000	Could create significant tax savings for companies who work to comply with FERC RTO initiatives; Entergy strongly supports
Other Legislation		
Nuclear Waste Repository	House legislation supports Yucca Mountain site, Senate must act by end of July	While Entergy has begun development of on-site dry cask storage, it supports a long-term, national solution to this issue
Bonus Depreciation	Part of Economic Stimulus Package, allows bonus depreciation on certain qualified property investment	Passed in March; Entergy supported this given its incentive for new investment
Wind Energy Production Tax Credit	Part of Economic Stimulus Package, extends wind production tax credit for ten years	Entergy has invested in wind farm assets and supported this legislation
Steam Generator Tariff Waiver	Short-term waiver of tariff on imported steam generators	Entergy supports tariff waiver given no domestic production capability exists